UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 27, 2006
CADENCE DESIGN SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-15867	77-0148231
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2655 Seely Avenue, Building 5 San Jose, California	95134 (Zip Code)
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code:           (408) 943-1234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On February 27, 2006, upon the recommendation of the Corporate Governance and Nominating Committee, the Board of Directors (the “Board”) of Cadence Design Systems, Inc. (“Cadence”) elected John Swainson, President and Chief Executive Officer of CA, Inc., as a director of Cadence. Mr. Swainson has not yet been named to any committees of the Board.
     There are no arrangements between Mr. Swainson and any other person pursuant to which Mr. Swainson was elected to serve as a director, nor are there any transactions to which Cadence or any of its subsidiaries is a party in which Mr. Swainson has a material interest.
     A copy of the press release announcing Mr. Swainson’s election is attached hereto as Exhibit 99.1 and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits

Exhibit	Description

99.1.	Press Release issued by Cadence Design Systems, Inc. on February 28, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 1, 2006

CADENCE DESIGN SYSTEMS, INC.
By:	/s/ R.L. Smith McKeithen
R.L. Smith McKeithen
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description

99.1.	Press Release issued by Cadence Design Systems, Inc. on February 28, 2006.